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                                                                      EXHIBIT 10

                         Independent Auditors' Consent


The Board of Directors
Horace Mann Life Insurance Company

We consent to the use of our report on the financial statements of Horace
Mann Life Insurance Company Separate Account, incorporated herein by reference and to the reference to our firm under the heading "Financial Statements" in the prospectus.


                                              /s/ KPMG Peat Marwick LLP

Chicago, Illinois
March 21, 1997